SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2000


                       SOUTHERN CALIFORNIA EDISON COMPANY
             (Exact name of registrant as specified in its charter)


            CALIFORNIA                      001-2313             95-1240335
(State of principal jurisdiction of     (Commission file      (I.R.S. employer
  incorporation of organization)             number)         identification no.)


                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-1212
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On November 3, 2000, Southern California Edison Company agreed to sell $1,000,000,000 aggregate principal amount of its Variable Rate Notes due 2003. On November 6, 2000, Southern California Edison Company agreed to sell $300,000,000 aggregate principal amount of its Floating Rate Notes due 2002. For further information concerning these Notes, refer to the exhibits furnished with this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit
Number                              Description
---------                           ----------------

1.1  Underwriting Agreement for Variable Rate Notes dated November 3, 2000

1.2  Underwriting Agreement for Floating Rate Notes dated November 6, 2000

4.1 Indenture Dated as of January 15, 1993 (File No. 1-2313, Form 8-K dated January 28, 1993)*

4.2 Authorized Officer's Certificate of Southern California Edison Company for Variable Rate Notes dated November 3, 2000

4.3 Authorized Officer's Certificate of Southern California Edison Company for Floating Rate Notes dated November 6, 2000

4.4  Form of Variable Rate Note (Annex A to Exhibit 4.2)

4.5  Form of Floating Rate Note (Annex A to Exhibit 4.3)

5    Opinion of Counsel

12   Statement re Computation of Ratio of Earnings to Fixed Charges

----------

*  Incorporated by reference pursuant to Rule 411.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SOUTHERN CALIFORNIA EDISON COMPANY
                                               (Registrant)



                                              MARY C. SIMPSON
                                --------------------------------------------
                                              MARY C. SIMPSON
                                            Assistant Treasurer


November 8, 2000